UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 22, 2025 (September 18, 2025)

THE LGL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-00106	38-1799862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL	32804
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 298-2000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	LGL	NYSE American
Warrants to Purchase Common Stock, par value $0.01	LGL WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

On September 18, 2025, The LGL Group, Inc. ("LGL Group" or the "Company") issued a press release (the "Press Release") announcing its financial results for the second quarter ended June 30, 2025. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference in this Item 2.02.

The information furnished pursuant to this Item 2.02 of this Current Report on Form 8-K, including the exhibits hereto, shall not be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item 7.01.	Regulation FD Disclosure

On September 18, 2025, LGL Group made available a slide presentation that accompanied LGL Group's presentation at the Sidoti Small Cap Conference on September 18, 2025. These slides are available on LGL Group's investor relations website at www.lglgroup.com/investor-relations.

A copy of the presentation is attached hereto as Exhibit 99.2.

Item 8.01.	Other Events

On September 17, 2025, the Board of Directors of LGL Group authorized the Company to repurchase up to 100,000 of shares of its outstanding common stock under its existing stock repurchase authorization, which had 540,000 shares remaining available for repurchase. The shares may be repurchased from time to time in the open market, in privately negotiated transactions, or by other means in accordance with applicable securities laws. The timing, manner, price, and amount of any repurchases will be determined by the Company in its discretion, depending on economic and market conditions, stock price, applicable legal requirements, and other factors.

The stock repurchase program does not obligate the Company to acquire any particular number of shares, and the program may be suspended or discontinued at any time at the Company’s discretion.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of The LGL Group, Inc. dated September 18, 2025.

99.2	The LGL Group, Inc. Investor Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LGL GROUP, INC.
(Registrant)

Date: September 22, 2025	By:	/s/ Patrick Huvane
		Name:	Patrick Huvane
		Title:	Executive Vice President - Business Development